Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,986,518.29
Previously Paid Amount	0
Total Fee Amount	2,294.44
Total Offset Amount	0
Net Fee	$ 2,294.44